SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


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                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

  Date of Report (DATE OF EARLIEST EVENT REPORTED):  NOVEMBER 14, 1997

                                TENERA, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            Delaware                    1-9812              94-3213541
  (STATE OF OTHER JURISDICTION       (COMMISSION         (I.R.S. EMPLOYER
       OF INCORPORATION)             FILE NUMBER)       IDENTIFICATION NO.)


 One Market, Spear Tower, Suite 1850, San Francisco, California     94105-1018
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


                               (415) 536-4744
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

   On November 14, 1997, the registrant, TENERA, Inc. ("TENERA"), consummated the sale of all of the assets related to the mass transportation business of TENERA's wholly-owned subsidiary, TENERA Technologies, LLC, to Spear Technologies, Inc., a California corporation newly formed to acquire the assets by former members of TENERA's management, including Michael D. Thomas, former Chairman of the Board and Chief Executive Officer. TENERA received $1,300,000 in cash, a promissory note in the amount of $300,000 and a warrant to acquire 4% of the buyer's then outstanding shares of common stock exercisable upon an initial public offering or a change of control (as defined in the warrant.) The buyer also assumed liabilities associated with the business. In connection with the sale, the Board of Directors named Robert C. McKay, former Chief Operating Officer, Chief Executive Officer and President. Jeffrey R. Hazarian, TENERA's Chief Financial Officer, was also named Executive Vice President.


ITEM 7.  EXHIBITS

Exhibit
Number                               Exhibit

2.1 Asset Acquisition Agreement dated November 14, 1997 among TENERA, Inc., TENERA Technologies, LLC, and Spear
              Technologies, Inc.

10.1          $300,000 Promissory Note dated November 14, 1997

10.2          Warrant to Purchase Common Stock of Spear Technologies, Inc.
              dated November 14, 1997

10.3 Trademark License Agreement dated November 14, 1997 between TENERA, Inc. and Spear Technologies, Inc.

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                                SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TENERA, INC.


                                  By:     /s/ JEFFREY R. HAZARIAN
                                       ------------------------------
                                             Jeffrey R. Hazarian
                                          Chief Financial Officer,
                                          Corporate Secretary, and
                                          Executive Vice President

Date:  November 25, 1997

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                              INDEX TO EXHIBITS

                                                                 Sequentially
Exhibit                                                              Numbered
Number                           Exhibit                                 Page

2.1           Asset Acquisition Agreement dated November 14,
              1997 among TENERA, Inc., TENERA Technologies, LLC,
              and Spear Technologies, Inc. ...............................  5

10.1          $300,000 Promissory Note dated November 14, 1997 ........... 19

10.2          Warrant to Purchase Common Stock of Spear
              Technologies, Inc. dated November 14, 1997 ................. 22

10.3          Trademark License Agreement dated November 14, 1997
              between TENERA, Inc. and Spear Technologies, Inc. .......... 28

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